Exhibit 99.1

AEROJET ROCKETDYNE HOLDINGS, INC. ISSUES STATEMENT REGARDING

BOARD NOMINATIONS FROM STEEL PARTNERS

EL SEGUNDO, Calif., Feb. 01, 2022 (GLOBE NEWSWIRE) – Aerojet Rocketdyne Holdings, Inc. (NYSE: AJRD) (the “Company”) today confirmed that it has received documentation purporting to give notice of stockholder nomination of individuals for election as directors at the Company’s 2022 annual meeting of stockholders pursuant to the Company’s advance notice bylaws.

The nominating stockholder is SPH Group Holdings LLC (“SPHG Holdings”), an affiliate of Steel Partners Holdings L.P. The dissident slate includes four incumbent directors of the Company, including Warren G. Lichtenstein, the Company’s Executive Chairman, who also serves as Executive Chairman of the general partner of Steel Partners Holdings L.P. and is the founder of the Steel Partners organization, and three new director nominees.

The Company today also confirmed an ongoing internal investigation involving Mr. Lichtenstein. The investigation is being conducted under the oversight of a committee of independent directors of the Company, three of whom were not included in SPHG Holdings’ proposed slate of directors. The Company noted that the investigation is not related to the Company’s operations or financial reporting.

The Company believes that Mr. Lichtenstein’s decision to cause SPHG Holdings to launch a disruptive proxy contest at this time may ultimately be driven by his personal concerns and desire to secure his board position and gain leverage in the context of the Company’s internal investigation. The Company is disappointed that, at a critical time for the Company, Mr. Lichtenstein has decided to take these actions to launch a proxy fight.

The Company will in due course review the documentation received from SPHG Holdings for compliance with the Company’s bylaws and applicable law. Company stockholders are not required to take any action at this time.

Important Information

Aerojet Rocketdyne Holdings, Inc. (the “Company”) will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its annual meeting of stockholders. The Company will furnish the definitive proxy statement to its stockholders, together with a WHITE proxy card. STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at https://ir.aerojetrocketdyne.com/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

The Company, its directors, its executive officers and its nominees for election as director (other than those nominated by Mr. Lichtenstein) may be deemed participants in the Company’s solicitation of proxies from stockholders in connection with the matters to be considered at the upcoming annual meeting of stockholders. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement for its last Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2021 and is available at the SEC’s website at www.sec.gov or the Company’s website at https://ir.aerojetrocketdyne.com/. Additional information regarding the interests of participants in the solicitation of proxies in connection with the upcoming annual meeting of stockholders will be included in the definitive proxy statement that the Company will file with the SEC.

Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, including statements regarding a potential proxy contest. Such statements in this release are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which could cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. A variety of factors could cause actual results or outcomes to differ materially from those expected and expressed in the Company’s forward-looking statements.

About Aerojet Rocketdyne Holdings, Inc.

Aerojet Rocketdyne Holdings, Inc., headquartered in El Segundo, California, is an innovative technology-based manufacturer of aerospace and defense products and systems, with a real estate segment that includes activities related to the entitlement, sale, and leasing of the Company’s excess real estate assets. More information can be obtained by visiting the Company’s websites at www.rocket.com or www.aerojetrocketdyne.com.

Contact information:

Sharon Stern / Katelyn Villany

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

AJRD-Media@joelefrank.com